UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

GENELUX CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On August 24, 2023, Genelux Corporation (the “Company”) sent an email to its stockholders in connection with the Company’s 2023 annual meeting of stockholders. The full text of the email is set forth below:

Dear Stockholder,

We hope this message finds you well. As a valued stockholder of Genelux Corporation, we want to ensure your voice is heard in shaping the future of our company. We look forward to your active participation in the upcoming vote at Genelux’ 2023 Annual Meeting of Stockholders, to be held on September 11, 2023 at 10:00 a.m. Pacific Time (the “Annual Meeting”), and request a vote in favor of management’s recommendations as given in the Company’s definitive proxy statement filed on July 20, 2023.

1.	Voting is simple. You will need the Control Number on the Notice of Internet Availability of Proxy Materials that was mailed to you on or about July 20, 2023 from AST/EQ. The simplest, fastest and Company-preferred way to vote is by Internet or Telephone.

●	INTERNET – Visit www.voteproxy.com and follow the on-screen Instructions. Please have your proxy card available when you access the web page. You can vote online until 11:59 p.m. Pacific Time on the day before the Annual Meeting.

●	TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 internationally and follow the instructions. Please have your proxy card available when you call. You can vote by phone until 11:59 p.m. Pacific Time on the day before the Annual Meeting.

●	MAIL – Sign, date and mail your proxy card (if one was mailed to you) in the envelope provided as soon as possible.

●	VIRTUALLY DURING THE MEETING –To attend the Annual Meeting via the Internet, please visit https://web.lumiagm.com/222451939 (password: [***]) starting at 10:00 a.m. Pacific Time on September 11, 2023, and have your Control Number available.

●	IN PERSON – You may vote your shares in person by attending the Annual Meeting. Genelux will be hosting the Annual Meeting at the Zapara School of Business at La Sierra University, located at 4500 Riverwalk Pkwy, Riverside, CA 92505, and via live webcast at https://web.lumiagm.com/222451939.

2.	Proxy Materials. We encourage you to view the following materials at http://www.astproxyportal.com/ast/27213.

●	Notice of Annual Meeting of Stockholders
●	Definitive Proxy Statement
●	Form of Proxy Card
●	Annual Report on Form 10-K

We understand your time is valuable, and we appreciate your commitment to Genelux Corporation. If you have any questions or require assistance, please don’t hesitate to contact Melodee Newbold at [***] or call [***].

Thank you for being an integral part of Genelux Corporation.

Sincerely,

Thomas Zindrick

President, CEO and Chairman of the Board

Genelux Corporation

Important Additional Information and Where to Find It

Genelux has filed its definitive proxy statement, accompanying proxy card and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND THE ACCOMPANYING PROXY CARD, WHICH CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the definitive proxy statement and other documents filed by Genelux with the SEC free of charge from the SEC’s website at www.sec.gov. In addition, copies will be made available at no charge by visiting the “Investors” section of Genelux’ website at https://investors.genelux.com/financial-information/filings-disclosures, as soon as reasonably practicable after such materials are filed with, or furnished to, the SEC.